SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         _______________


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 31, 1998


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of Registrant as specified in its charter)




        Delaware                  001-01430          54-0355135
        --------                  ---------          ----------
(State or Other Jurisdiction     (Commission        (IRS Employer
     of Incorporation)           File Number)   Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
                  -----------------------------
            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

Item 5.   OTHER EVENTS
          ------------

     A pro forma statement of income (unaudited) for the year ended December 31, 1998 in connection with the disposition of the Registrant's North American aluminum beverage can operations on August 10, 1998 is presented at Exhibit 99 of this report.

     As previously reported, on August 10, 1998, the Registrant completed the sale of its North American aluminum beverage can operations to Ball Corporation for $746 million in cash.
The disposition was made pursuant to the Asset Purchase Agreement, dated as of April 22, 1998, by and among Ball, Ball Metal Beverage Container Corp. and the Registrant. The purchase price was determined by arms-length negotiation between the Registrant and Ball. The Registrant realized an after-tax gain of $200 million on the sale.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

     c)  Exhibits.

          Exhibit 99 - Pro Forma Statement of Income (Unaudited)
                       for the year ended December 31, 1998



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
                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY



                                   By:  ALLEN M. EAREHART
                                        ------------------------
                                        Allen M. Earehart
                                        Senior Vice President and Controller

Dated:  October 20, 1999



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